                                                                Exhibit 99.1

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                            743,736.16
Available Funds:
    Contract Payments due and received in this period                                                       2,309,147.19
    Contract Payments due in prior period(s) and received in this period                                      261,111.51
    Contract Payments received in this period for next period                                                  91,740.07
    Sales, Use and Property Tax payments received                                                              28,267.09
    Prepayment Amounts related to early termination in this period                                             80,996.78
    Servicer Advance                                                                                          155,115.16
    Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
    Transfer from Reserve Account                                                                               2,544.11
    Interest earned on Collection Account                                                                       2,683.96
    Interest earned on Affiliated Account                                                                          49.23
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
    contract < Predecessor contract)                                                                                0.00
    Amounts paid under insurance policies                                                                           0.00
    Maintenance, Late Charges and any other amounts                                                            27,249.73
                                                                                                            ------------
Total Available Funds                                                                                       3,702,640.99
Less: Amounts to be Retained in Collection Account                                                            650,714.69
AMOUNT TO BE DISTRIBUTED                                                                                    ------------
                                                                                                            3,051,926.30
                                                                                                            ============
DISTRIBUTION OF FUNDS
-----------------------
    1. To Trustee -  Fees                                                                                           0.00
    2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             261,111.51
    3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
          a) Class A1 Principal and Interest                                                                        0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                                    0.00
          a) Class A3 Principal (distributed after A2 Note matures) and Interest                                    0.00
          a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    0.00
          a) Class A5 Principal (distributed after A4 Note matures) and Interest                            2,383,050.48
          b) Class B Principal and Interest                                                                    40,566.68
          c) Class C Principal and Interest                                                                    81,487.87
          d) Class D Principal and Interest                                                                    54,762.98
          e) Class E Principal and Interest                                                                    70,839.98

    4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
    5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        7,877.61
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      73,703.48
          c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            2,544.11
    6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              58,250.01
    7. To Servicer, Servicing Fee and other Servicing Compensations                                            17,731.58
                                                                                                            ------------
TOTAL FUNDS DISTRIBUTED                                                                                     3,051,926.29
                                                                                                            ============
End of Period Collection Account Balance {Includes Payments in Advance & Restricting
Event Funds (if any)}                                                                                         650,714.69
                                                                                                            ============


II.  RESERVE ACCOUNT

Beginning Balance                                                                                             $2,511,821.93
   - Add Investment Earnings                                                                                       2,544.11
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
   - Less Distribution to Certificate Account                                                                      2,544.11
                                                                                                              -------------
End of period balance                                                                                         $2,511,821.93
                                                                                                              =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    $2,511,821.93
                                                                                                              =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                           34,892,020.28
                  Pool B                                                                            6,718,152.29
                                                                                                   -------------
                                                                                                                      41,610,172.57
Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     191,615.34
Class A Monthly Interest - Pool B                                                                      36,893.85

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  1,698,028.23
Class A Monthly Principal - Pool B                                                                    456,513.06
                                                                                                   -------------
                                                                                                                       2,154,541.29
Ending Principal Balance of the Class A Notes
                  Pool A                                                                           33,193,992.05
                  Pool B                                                                            6,261,639.23
                                                                                                   -------------      -------------
                                                                                                                      39,455,631.28
                                                                                                                      =============


------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $221,020,000     Original Face $221,020,000           Balance Factor
     $  1.033885                     $  9.748173                       17.851611%
------------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                                  0.00
                  Class A2                                                                                  0.00
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00
                  Class A5                                                                         41,610,172.57
                                                                                                   -------------

Class A Monthly Interest                                                                                              41,610,172.57
                  Class A1 (Actual Number Days/360)                                                         0.00
                  Class A2                                                                                  0.00
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00
                  Class A5                                                                            228,509.19
                                                                                                   -------------

Class A Monthly Principal
                  Class A1                                                                                  0.00
                  Class A2                                                                                  0.00
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00
                  Class A5                                                                          2,154,541.29
                                                                                                   -------------
                                                                                                                       2,154,541.29
Ending Principal Balance of the Class A Notes
                  Class A1                                                                                  0.00
                  Class A2                                                                                  0.00
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00
                  Class A5                                                                         39,455,631.28
                                                                                                   -------------      -------------
                                                                                                                      39,455,631.28
                                                                                                                      =============


Class A4

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $42,620,000      Original Face $42,620,000            Balance Factor
     $  5.36155                      $  50.552353                      92.575390%
------------------------------------------------------------------------------------

                           DVI RECEIVABLES VII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                                                 594,966.43
                    Pool B                                                                 114,563.94
                                                                                           ----------
                                                                                                                709,530.37

Class B Overdue Interest, if any                                                                 0.00
Class B Monthly Interest - Pool A                                                            3,217.78
Class B Monthly Interest - Pool B                                                              619.60
Class B Overdue Principal, if any                                                                0.00
Class B Monthly Principal - Pool A                                                          28,946.95
Class B Monthly Principal - Pool B                                                           7,782.36
                                                                                           ----------
                                                                                                                 36,729.31
Ending Principal Balance of the Class B Notes
                    Pool A                                                                 566,019.48
                    Pool B                                                                 106,781.58
                                                                                           ----------           ----------
                                                                                                                672,801.06
                                                                                                                ==========


----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $3,768,000   Original Face $3,768,000        Balance Factor
     $  1.018413                 $  9.747691                  17.855654%
----------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                                               1,190,733.69
                    Pool B                                                                 229,327.14
                                                                                         ------------
                                                                                                              1,420,060.83

Class C Overdue Interest, if any                                                                 0.00
Class C Monthly Interest - Pool A                                                            6,732.61
Class C Monthly Interest - Pool B                                                            1,296.65
Class C Overdue Principal, if any                                                                0.00
Class C Monthly Principal - Pool A                                                          57,893.90
Class C Monthly Principal - Pool B                                                          15,564.71
                                                                                          -----------
                                                                                                                 73,458.61
Ending Principal Balance of the Class C Notes
                    Pool A                                                               1,132,839.79
                    Pool B                                                                 213,762.43
                                                                                         ------------         ------------
                                                                                                              1,346,602.22
                                                                                                              ============


---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $7,537,000   Original Face $7,537,000        Balance Factor
     $ 1.065312                   $ 9.746399                  17.866555%
---------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                                                 793,288.65
                    Pool B                                                                 152,751.88
                                                                                           ----------
                                                                                                                946,040.53

Class D Overdue Interest, if any                                                                 0.00
Class D Monthly Interest - Pool A                                                            4,855.59
Class D Monthly Interest - Pool B                                                              934.97
Class D Overdue Principal, if any                                                                0.00
Class D Monthly Principal - Pool A                                                          38,595.94
Class D Monthly Principal - Pool B                                                          10,376.48
                                                                                            ---------
                                                                                                                 48,972.42
Ending Principal Balance of the Class D Notes
                    Pool A                                                                 754,692.71
                    Pool B                                                                 142,375.40
                                                                                           ----------           ----------
                                                                                                                897,068.11
                                                                                                                ==========


---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $5,024,000    Original Face $5,024,000        Balance Factor
     $ 1.152580                   $ 9.747695                  17.855655%
---------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                                                 993,212.25
                    Pool B                                                                 191,338.38
                                                                                           ----------
                                                                                                                      1,184,550.63
Class E Overdue Interest, if any                                                                 0.00
Class E Monthly Interest - Pool A                                                            8,069.85
Class E Monthly Interest - Pool B                                                            1,554.62
Class E Overdue Principal, if any                                                                0.00
Class E Monthly Principal - Pool A                                                          48,244.92
Class E Monthly Principal - Pool B                                                          12,970.59
                                                                                           ----------
                                                                                                                         61,215.51
Ending Principal Balance of the Class E Notes
                    Pool A                                                                 944,967.33
                    Pool B                                                                 178,367.79
                                                                                           ----------                 ------------
                                                                                                                      1,123,335.12
                                                                                                                      ============


---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $6,282,000    Original Face $6,282,000        Balance Factor
     $ 1.532071                   $ 9.744589                  17.881807%
---------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                                              1,185,950.50
                    Pool B                                                                227,913.72
                                                                                        ------------
                                                                                                              1,413,864.22

Residual Interest - Pool A                                                                  6,607.96
Residual Interest - Pool B                                                                  1,269.65
Residual Principal - Pool A                                                                58,086.88
Residual Principal - Pool B                                                                15,616.60
                                                                                        ------------
                                                                                                                 73,703.48
Ending Residual Principal Balance
                    Pool A                                                              1,127,863.62
                    Pool B                                                                212,297.12
                                                                                        ------------          ------------
                                                                                                              1,340,160.74
                                                                                                              ============


X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                                17,731.58
 - Servicer Advances reimbursement                                                                              261,111.51
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               58,250.01
                                                                                                                ----------
Total amounts due to Servicer                                                                                   337,093.10
                                                                                                                ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               39,650,171.83

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                             1,929,796.83

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                  -------------
                                                                                                                     37,720,375.00
                                                                                                                     =============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                        1,849,279.23

            - Principal portion of Prepayment Amounts                                                80,517.60

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                0.00

                                                                                                  ------------
                                  Total Decline in Aggregate Discounted Contract Balance          1,929,796.83
                                                                                                  ============
Pool B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   7,634,047.37

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                    0.00

         Decline in Aggregate Discounted Contract Balance                                                               518,823.80

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                  -------------
                                                                                                                      7,115,223.57
                                                                                                                     =============

         Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments and Servicer Advances                          518,823.80

            - Principal portion of Prepayment Amounts                                                     0.00

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                   0.00

                                                                                                  ------------
                           Total Decline in Aggregate Discounted Contract Balance                   518,823.80
                                                                                                  ============

                                                                                                                     -------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                    44,835,598.57
                                                                                                                     =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                          Predecessor
                                                  Discounted           Predecessor              Discounted
Lease #               Lessee Name                Present Value           Lease #               Present Value
------------------------------------------     -----------------       -----------          ------------------
2199-001      Regional Radiology, LLC          $  1,112,975.58         1881-001                $  2,435,321.88
1231-041      Radnet Management, Inc.          $    953,502.31
1560-013      Drew Medical inc                 $    342,866.78
              Cash                             $     25,977.21
3323-002      Open MRI Ohio 1 Ventures, LLC    $    932,975.98          912-501                $    492,124.09
3330-002      Open MRI Texas Ventures, LLC     $    784,394.56          917-501                $    536,814.08
                                                                        917-502                $    578,192.91
                                                                        920-501                $     35,076.58
                                                                       1912-001                $     34,364.63

                                               ---------------                                 ---------------
                                     Totals:   $  4,152,692.42                                 $  4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $  4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                                              $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account                                                          $0.00
    per Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES________   NO   X

POOL B                                                                                                         Predecessor
                                                                 Discounted                 Predecessor         Discounted
Lease #       Lessee Name                                       Present Value                 Lease #         Present Value
----------------------------------------------------            -------------              -----------       ----------------
                  NONE

                                                                -------------                                ----------------
                                             Totals:            $        0.00                                $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                         $  50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        0.00%

 - ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $  0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $  0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                      $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD         YES                   NO     X
                         -------                --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                               Predecessor
                                                                  Discounted               Predecessor          Discounted
Lease #           Lessee Name                                    Present Value               Lease #           Present Value
----------------------------------------------                 -------------------       --------------      ------------------
408-502    Western Kentucky Diagnostic                          $     495,646.95             277-103            $  2,561,363.27
1042-501   Pinnacle Imaging, Inc.                               $   1,631,421.93            1513-002            $    953,250.10
2375-001   Tuscarawas Ambulatory                                $   1,286,730.05            1725-002            $    588,254.35
1097-506   Advanced Healthcare Resources                        $     675,567.93
           Cash                                                 $      13,500.87
2545-002   Presgar L.C.                                         $     964,543.83            2205-001            $  3,763,600.22
2907-001   Laser Vision Centers, Inc.                           $     472,557.70
2000667-2  Hartford Hospital, Inc.                              $     190,558.39
2004051-2  Health Care Solutions                                $     695,143.77
2004051-3  Health Care Solutions                                $     993,964.93
2004887-1  BBC Healthcare International, L.L.C.                 $     212,022.60
2005804-1  Otsego Memorial Hospital                             $     236,366.53

                                                                ----------------                                ---------------
                                        Totals:                 $   7,868,025.48                                $  7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                                           $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account                                                          $   0.00
    per Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD        YES              NO     X
                        -------           ---------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                 Predecessor
                                                        Discounted               Predecessor               Discounted
 Lease #          Lessee Name                          Present Value               Lease #                Present Value
 -----------------------------------------------      ----------------         --------------            --------------
 1528-003   U.S. Neurosurgical, Inc.                  $    642,004.10             960-501                $   82,012.38
 2826-003   Newark Health Imaging, L.L.C.             $    205,317.69             960-502                $   28,390.17
 2906-001   Laser Vision Centers, Inc.                $    496,511.61            1043-501                $   641,289.38
            Cash                                      $      3,932.26            1043-502                $   596,073.73

                                                      ---------------                                    --------------
                                          Totals:     $  1,347,765.66                                    $ 1,347,765.66

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $  1,347,765.66
b) ADCB OF POOL B AT CLOSING DATE                                                                        $ 50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.69%

ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
 a)  Total discounted Contract Balance of Predecessor Receivables                                                      $  0.00
 b)  Total discounted Contract Balance of Substitute Receivables                                                       $  0.00
*c)  If (a) > (b), amount to be deposited in Collection Account                                                        $  0.00
     per Contribution & Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                 YES         NO     X
                                -------       --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XV.  POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
This Month                                  3,113.25         This Month                           44,835,598.57
1 Month Prior                           1,420,661.00         1 Month Prior                        47,284,219.20
2 Months Prior                             84,589.76         2 Months Prior                       50,311,836.86

Total                                   1,508,364.01         Total                               142,431,654.63

a) 3 MONTH AVERAGE                        502,788.00         b) 3 MONTH AVERAGE                   47,477,218.21

c) a/b                                          1.06%

2.  Does a Delinquency Condition Exist (1c > 6% )?                      Yes_______________ No             X

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?               Yes_______________ No             X

    B. An Indenture Event of Default has occurred and is then
         continuing?                                                    Yes_______________ No             X

4. Has a Servicer Event of Default occurred?                            Yes_______________ No             X

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                     Yes_______________ No             X

   B. Bankruptcy, insolvency, reorganization; default/violation of
     any covenant or obligation not remedied within 90 days?            Yes_______________ No             X

   C. As of any Determination date, the sum of all defaulted
      contracts since the Closing date exceeds 6% of the ADCB
      on the Closing Date?                                              Yes_______________ No             X

6. Aggregate Discounted Contract Balance at Closing Date                        Balance  $     251,182,193.26
                                                                                         --------------------

DELINQUENT LEASE SUMMARY

Days Past Due                    Current Pool Balance                             # Leases
-------------                    --------------------                             --------
  31 - 60                              843,408.89                                     13
  61 - 90                            2,096,634.93                                     11
  91 - 180                               3,113.25                                      3

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization